UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       SEPTEMBER 4, 2007 (AUGUST 30, 2007)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
          (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


           777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
           -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))












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ITEM  8.01  OTHER  EVENTS

On August 30, Competitive Technologies, Inc. issued the following press release:

                     COMPETITIVE TECHNOLOGIES FILES LAWSUIT
                 AGAINST BEN MARCOVITCH AND OTHER CO-DEFENDANTS

FAIRFIELD, CT - (AUGUST 31, 2007) - COMPETITIVE TECHNOLOGIES, INC. (AMEX: CTT) announced that it filed a Federal complaint today against former CTT Director Ben Marcovitch and other co-defendants. Mr. Marcovitch was removed from CTT's Board of Directors on August 8, 2007 by unanimous vote of CTT's five Directors for violating CTT's Code of Conduct. At that time, CTT also withdrew from its involvement with Agrofrut, a nutraceutical firm brought to CTT by Mr. Marcovitch. Others named in the suit are Betty Rios Valencia, President and CEO of Agrofrut and former spouse of Mr. Marcovitch, John Derek Elwin, III, a former CTT employee, and Agrofrut, E.U. The suit was filed in the U.S. District Court for the District of Connecticut. In its lawsuit, CTT requests, among other relief, punitive damages and attorneys' fees.

"We state in our complaint that these parties conspired to loot the company's treasury," said John B. Nano, CTT's Chairman, President and CEO. "Our investigation has determined that these parties have been subject to similar allegations for past dealings. We have analyzed these issues, presenting our findings in our Federal complaint that contains details that will allow shareholders to understand the gravity of the charges. It is the opinion of CTT and the Board of Directors that this lawsuit is required to recover our $750,000 and to settle outstanding issues regarding the named parties. The recent in-depth due diligence and subsequent investigation by Breen & Associates, conducted prior to Mr. Marcovitch's removal from the Board, disclosed several issues of credibility and raised serious concerns regarding the defendants named in today's lawsuit."

As announced on August 15, 2007, CTT retained Greenberg Traurig, LLP, an international law firm, to recover the funds from Agrofrut, and Juan Carlos Esguerra of the Bogota, Colombia-based law firm, Esguerra, Barrera, Arriaga, to handle CTT's affairs in Colombia. Also, as stated, Breen & Associates, an independent investigative firm, developed evidence that showed that Mr. Marcovitch and Agrofrut provided CTT's Board of Directors with false and misleading information in a conspiracy to fraudulently loot CTT's treasury using the Agrofrut transaction. Included in those findings was the fact that Dr. Raul Aragon Davalos, listed as an executive of Agrofrut in papers submitted by Mr. Marcovitch and Agrofrut at a March 28, 2007 CTT Board meeting, had actually been killed in a drive-by shooting in Cali, Colombia on February 28, 2007. Dr. Raul Aragon Davalos's assassination was known to Mr. Marcovitch and Ms. Rios Valencia, as well as to other executives of Agrofrut, but was never revealed to CTT by them. Mr. Marcovitch had admitted to a CTT outside counsel, and to a CTT shareholder, that he had attended Dr. Raul Aragon Davalos's funeral. Further, the investigations have shown that Dr. Raul Aragon Davalos was a convicted drug trafficker and that Ms. Rios Valencia also has a drug conviction record. Among other things, the involvement of Ben Marcovitch, Betty Rios Valencia and John Derek Elwin, III with convicted drug traffickers resulted in CTT's decisive actions against these individuals.

Mr. Nano added, "We expect to recover the majority of the funds from the Agrofrut transaction, if not more. CTT continues to move ahead. We are further developing our interest in the growing nutraceutical industry, including the glycemic reduction nutraceutical and green tea polyphenol compounds currently in our portfolio. We are also aggressively marketing our newly acquired technologies for pain management and stress reduction, and other technologies, including our HB LEDs, bone biomaterial, cholesterol trapping and regeneration, and Lupus diagnostic and monitoring, to drive revenue growth, improve profitability and create shareholder value."


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ABOUT  COMPETITIVE  TECHNOLOGIES,  INC.

Competitive Technologies, established in 1968, is a full service technology transfer and licensing provider focused on the technology needs of its customers and transforming those requirements into commercially viable solutions. CTT is a global leader in identifying, developing and commercializing innovative technologies in life, electronic, nano, and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net

Statements about our future expectations are "forward-looking statements" within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance. When used herein, the words "may," "will," "should," "anticipate," "believe," "appear," "intend," "plan," "expect," "estimate," "approximate," and similar expressions are intended to identify such forward-looking statements. These statements involve risks and uncertainties inherent in our business, including those set forth in Item 1A under the caption "Risk Factors," in our most recent Annual Report on Form 10-K for the year ended July 31, 2006, filed with the SEC on October 30, 2006, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct inquiries to:     Johnnie D. Johnson, IR Services, LLC
                         Tel: 860 434 2465
                         E-mail: jdjohnson@corpirservices.com


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: September 4, 2007               By: /s/John B. Nano
                                       -------------------
                                       John B. Nano
                                       Chairman and Chief Executive Officer





















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